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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 8, 2002

                             DOWNEY FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)





                 DELAWARE                                 33-0633413
     (State or other jurisdiction of               (I.R.S. employer
      incorporation or organization)                identification number)

                         COMMISSION FILE NUMBER: 1-13578

                               3501 JAMBOREE ROAD
                         NEWPORT BEACH, CALIFORNIA 92660
              (Address of principal executive offices and zip code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949)854-0300



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ITEM 5. OTHER EVENTS.

On July 8, 2002, Downey Financial Corp. (the "Company") issued a news release reporting the election of James H. Hunter to director of the boards of both the Company and Downey Savings and Loan Association, F.A., its principal subsidiary. The news release of the Company reporting this appointment is attached hereto as
Exhibit 99.1 and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits

99.1 News release dated July 8, 2002, announcing new director.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DOWNEY FINANCIAL CORP.





Date:  July 8, 2002                  By        /s/  Thomas E. Prince
                                             ----------------------------
                                                    Thomas E. Prince
                                             Executive Vice President and
                                               Chief Financial Officer


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